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Exhibit 99.3

ELECTION FORM/LETTER OF TRANSMITTAL

This Election Form/Letter of Transmittal is being delivered in connection with the Agreement and Plan of Merger, dated as of October 10, 2006 (the “Merger Agreement”), by and among Sandy Spring Bancorp, Inc. (“Bancorp”), Sandy Spring Bank, a wholly-owned subsidiary of Bancorp (“SSB”) and Potomac Bank of Virginia (“Potomac”), whereby Potomac will merge with and into SSB. It is understood that this election is subject to the terms, conditions and limitations set forth in the Merger Agreement and this Election Form/Letter of Transmittal. In particular, the Merger Agreement contains allocation and proration provisions that are designed to ensure that 50% of Potomac’s outstanding common stock will be exchanged for shares of Bancorp common stock and 50% of Potomac’s outstanding common stock will be exchanged for cash (other than shares held by Bancorp or SSB prior to the effective time of the merger, which will be cancelled). Bancorp cannot, therefore, ensure that all Potomac shareholders will receive their election preferences and, accordingly, a Potomac shareholder may receive stock consideration or cash consideration in amounts that are different from what such shareholder elects to receive. Because the value of the stock consideration and cash consideration may differ, you may receive consideration having an aggregate value less than that which you elected to receive. Any adjustments to the elections will be made in accordance with the proration and allocation procedures set forth in the Merger Agreement that is attached as Appendix A to the proxy statement/prospectus dated December 26, 2006 (the “Proxy Statement/Prospectus”). The undersigned acknowledges receipt of the Proxy Statement/Prospectus. Please see the “Instruction Booklet” for information and instructions about this form.

ELECTION OPTIONS (MARK ONLY ONE BOX)
(See Instruction 2, “Election Options”)

ALL STOCK ELECTION: Exchange all shares of Potomac common stock for shares of Bancorp common stock (0.6143 shares of Bancorp common stock for each share of Potomac common stock), plus cash in lieu of any fractional shares.

ALL CASH ELECTION: Exchange all shares of Potomac common stock for cash ($21.75 per share).

COMBINATION OF STOCK AND CASH ELECTION: Exchange ________ shares of Potomac common stock for shares of Bancorp common stock (0.6143 of a share of Bancorp common stock for each share of Potomac common stock) plus cash in lieu of any fractional shares and exchange ________ shares of Potomac common stock for cash ($21.75 per share).

THE ELECTION DEADLINE IS FEBRUARY 1, 2007 AT 5:00 P.M. Eastern Time

IMPORTANT: IF YOU DO NOT SELECT AN OPTION OR SELECT MORE THAN ONE OPTION, YOUR SHARES SHALL BE DESIGNATED NON-ELECTION SHARES. IN ADDITION, YOUR ELECTION IS SUBJECT TO THE PRORATION AND ALLOCATION PROCEDURES SET FORTH IN THE MERGER AGREEMENT.

Mail or deliver this Election Form/Letter of Transmittal, or a facsimile, together with the certificate(s)
representing your shares or a Notice of Guaranteed Delivery, to:

By Hand or Courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By Mail: American Stock Transfer & Trust Company Attn: Reorganization Department P.O. Box 2042 New York, NY 10272-2042

Questions concerning the Election Form/Letter of Transmittal should be directed to the Information Agent, D.F. King & Co., Inc., at (888) 869-7406.

Pursuant to the merger of Potomac with and into SSB, the undersigned encloses herewith and surrenders the following certificate(s) representing shares of Potomac common stock (See Instruction 1, “Account Information”):

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections.

DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed.)

Certificate No(s)	Number of Shares

TOTAL SHARES

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PLEASE MAKE SURE THAT YOU COMPLETE THE SUBSTITUTE FORM W-9.
HOLDERS OF SHARES OF POTOMAC COMMON STOCK MUST SIGN BELOW.

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) for exchange. You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated below (unless otherwise instructed in the boxes on the following page) a certificate representing shares of Bancorp common stock and/or a check representing a cash payment for shares tendered pursuant to this Election Form/Letter of Transmittal.

The signature (or signatures, in the case of certificates owned by two or more holders) must appear exactly as the name(s) appears on the stock certificate(s). If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or others acting in a representative or fiduciary capacity, set forth full title. See Instruction 3, “Required Signatures”. If holders improperly complete or sign this Election Form/Letter of Transmittal, such holders’ elections will not be effective and their Potomac shares will be deemed non-election shares. In case the Exchange Agent needs to contact you, please provide your daytime telephone number.
(     )

Area Code and Telephone Number

SPECIAL PAYMENT INSTRUCTIONS
(If applicable – See Instruction 4, “Special Payment, Special Delivery Instructions and Guaranteed Delivery”)

To be completed ONLY if Bancorp stock certificates or cash payments are to be issued and mailed to a recipient OTHER than the registered holder(s). Stock must be properly assigned and signatures guaranteed. For additional payment instructions, please attach additional sheet.

Issue and mail Bancorp stock certificates and/or cash payments to (please print):

Name

Address

Taxpayer Identification or
Social Security number of Recipient:

MEDALLION SIGNATURE GUARANTEE

Required only if Special Payment Instructions or Special Delivery Instructions are provided.

The signature(s) should be guaranteed by an eligible financial institution or a member of a registered national securities exchange or the NASD pursuant to Securities and Exchange Commission Rule 17Ad-15.

SPECIAL DELIVERY INSTRUCTIONS
(If applicable – See Instruction 4, “Special Payment, Special Delivery Instructions and Guaranteed Delivery”)

To be completed ONLY if Bancorp stock certificates or cash payments are to be issued to the registered holder(s) but mailed to an address OTHER than the address of record as indicated above. For additional mailing instructions, please attach additional sheet.

Mail Bancorp stock certificates and/or cash payments to (please print):

Name

Address

PLEASE SIGN HERE:

Signature of Owner	Signature of Owner

Taxpayer Indentification Number	Taxpayer Indentification Number

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PAYER’S NAME: SANDY SPRING BANCORP, INC.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request For Taxpayer Identification Number (TIN) and Certification
Part 1 — TAXPAYER IDENTIFICATION NO. — FOR ALL ACCOUNTS ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE APPROPRIATE BOX. FOR MOST INDIVIDUALS AND SOLE PROPRIETORS, THIS IS YOUR SOCIAL SECURITY NUMBER. FOR OTHER ENTITIES, IT IS YOUR EMPLOYER IDENTIFICATION NUMBER. IF YOU DO NOT HAVE A NUMBER, SEE “OBTAINING A NUMBER” IN THE ENCLOSED GUIDELINES.
Social Security Number OR Employer Identification Number

(See Instruction 6) Please fill in your name and address below.
Part 2 — Certification — For Payees Exempt from Backup Withholding (see enclosed Guidelines) Under penalties of perjury, I certify that:

(1) The number on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because:
(a) I am exempt from backup withholding;
(b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or
(c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
Part 3 — Awaiting TIN

Name

Business name, if different from above Check appropriate box: Individual/Sole proprietor Corporation Partnership Other ______________

Address (number and street)

City, State and Zip Code

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the enclosed Guidelines).

Signature: _____________________________________________     Date ____________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW INSTRUCTION 6 FOR ADDITIONAL INFORMATION AND THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 IN THE ENCLOSED INSTRUCTION BOOKLET.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you by the time of payment, you are required to withhold the applicable withholding rate of all reportable payments thereafter made to me until I provide a number

Signature	Date

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Potomac Bank of Virginia

December 26, 2006

UNLESS EXTENDED, THE RIGHT TO MAKE AN ELECTION WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON FEBRUARY 1, 2007. SANDY SPRING BANCORP, INC. AND POTOMAC BANK OF VIRGINIA ANTICIPATE THAT THE MERGER WILL OCCUR ON OR ABOUT FEBRUARY 15, 2007.

Dear Potomac Shareholder:

On October 10, 2006, Sandy Spring Bancorp, Inc. (“Bancorp”), Sandy Spring Bank, a wholly-owned subsidiary of Bancorp (“SSB”) and Potomac Bank of Virginia (“Potomac”) entered into a merger agreement pursuant to which Potomac will merge with and into SSB, with SSB continuing as the surviving bank. The merger is expected to be completed on or about February 15, 2007.

Pursuant to the terms of the merger agreement, which are more fully explained in the proxy statement/prospectus dated December 26, 2006 (the “Proxy Statement/Prospectus”), Potomac shareholders have the following election options, in each case subject to the proration and allocation procedures set forth in the merger agreement:

1.      Exchange all shares of Potomac common stock for shares of Bancorp common stock. Potomac shareholders may elect to receive 0.6143 of a share of Bancorp common stock for each share of Potomac common stock owned. No fractional shares will be issued, and Potomac shareholders will receive a cash payment without interest in lieu of fractional shares, in an amount equal to the fraction, multiplied by $21.75.

2.      Exchange all shares of Potomac common stock for cash. Potomac shareholders may elect to receive $21.75 in cash for each share of Potomac common stock owned.

3.      Exchange all shares of Potomac common stock for a combination of Bancorp common stock and cash.

If no option or more than one option is chosen, or if you do not return all the properly completed documents necessary to make an election, you will not have the opportunity to specify the type of merger consideration you wish to receive. As a result, your shares of Potomac common stock may be exchanged for shares of Bancorp common stock, cash or a combination of both, as determined by Bancorp and/or the Exchange Agent, American Stock Transfer & Trust Company, in accordance with the proration and allocation procedures set forth in the merger agreement.

Please note that Bancorp cannot ensure that all Potomac shareholders will receive their election choices. The merger agreement contains allocation and proration provisions that are designed to ensure that 50% of Potomac’s outstanding common stock will be exchanged for shares of Bancorp common stock and 50% of Potomac’s outstanding common stock will be exchanged for cash (other than shares held by Bancorp or SSB prior to the effective time of the merger, which will be cancelled). Therefore, if the holders of more than 50% of Potomac’s common stock elect to receive shares of Bancorp common stock for their Potomac shares, the amount of Bancorp common stock that each such shareholder would receive from Bancorp will be reduced on a pro rata basis. As a result, these Potomac shareholders will receive cash. If the holders of more than 50% of Potomac’s common stock elect to receive cash for their Potomac shares, the amount of cash that each such shareholder would receive from Bancorp would be reduced on a pro rata basis, and such shareholders would receive shares of Bancorp common stock. Shareholders who make a valid election will receive priority in the proration and allocation process to have their request to receive Bancorp common stock or cash fulfilled over shareholders who do not make an election. You are entitled to make an election with respect to your shares of Potomac common stock even if you vote against the merger. However, any election form submitted by a Potomac shareholder that seeks to exercise dissenters’ rights will be of no force and effect. If any dissenting shareholder ceases to be a dissenting shareholder, but does not submit a valid election form prior to the Election Deadline (as defined below), then such shareholder shall be deemed to have made an election to receive cash.

We cannot guarantee that you will receive the amount of stock consideration or cash consideration that you elect. As a result of the proration and allocation procedures and other limitations described in the Proxy

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Statement/Prospectus and the merger agreement, you may receive stock consideration or cash consideration in amounts that are different from the amounts that you elect to receive. Because the value of the stock consideration and the cash consideration may differ, you may receive consideration having an aggregate value less than that which you elected to receive.

All of the documents necessary to complete your election are included in this package. Please review the following documents carefully:

1.      An Election Form/Letter of Transmittal, which enables you to make your election and attach your stock certificate(s);

2.      An Instruction Booklet, which provides answers to frequently asked questions, describes your options and provides information and instructions on how to make your election and surrender your stock certificate(s);

3.      A Notice of Guaranteed Delivery, to be used if none of the procedures for delivering your certificate(s) representing shares of Potomac common stock can be completed on a timely basis; and

4.      A Return Envelope for mailing items to the Exchange Agent, American Stock Transfer & Trust Company.

You should also carefully read the Proxy Statement/Prospectus mailed to Potomac’s shareholders. You can obtain an additional copy of the Proxy Statement/Prospectus by following the directions set forth below.

To make an election to receive shares of Bancorp common stock or cash, please complete the Election Form/Letter of Transmittal, attach your Potomac stock certificate(s) (or a Notice of Guaranteed Delivery as described in Instruction 4 of the Instruction Booklet) and mail these items to the Exchange Agent, American Stock Transfer & Trust Company. Unless extended, the Election Form/Letter of Transmittal and your stock certificate(s) (or a Notice of Guaranteed Delivery) must be received by American Stock Transfer & Trust Company no later than 5:00 p.m., Eastern time, on February 1, 2007 (the “Election Deadline”). If for any reason the Election Deadline is extended, Bancorp will inform you by issuance of a press release and the filing with the Securities and Exchange Commission (the “SEC”) of a Current Report on Form 8-K indicating the revised Election Deadline. You will not have the opportunity to specify the type of merger consideration you wish to receive if your Election Form/Letter of Transmittal and your stock certificate(s) (or a Notice of Guaranteed Delivery) are not received prior to the Election Deadline. You bear the risk of proper delivery of your Election Form/Letter of Transmittal. Following the completion of the merger, if you failed to validly elect to receive stock consideration or cash consideration, your Potomac shares may be exchanged for stock consideration, cash consideration, or a combination of stock consideration and cash consideration, depending on the amounts of Bancorp common stock and cash elected to be received by Potomac’s other shareholders. Questions concerning the Election Form/Letter of Transmittal should be directed to the Information Agent, D.F. King & Co., Inc., at (888) 869-7406.

Please read the enclosed materials and, if you would like to make a valid election to receive shares of Bancorp common stock or cash in exchange for your shares of Potomac common stock, complete and return your Election Form/Letter of Transmittal and your Potomac stock certificate(s) (or a Notice of Guaranteed Delivery) to ensure that your election is properly received and recorded prior to the Election Deadline.

This communication is not a solicitation of a proxy from any shareholder of Potomac. Bancorp has filed with the SEC a registration statement on Form S-4 of which the Proxy Statement/Prospectus mailed to Potomac shareholders is a part. Bancorp may file other relevant documents concerning the merger. We urge Potomac shareholders to read the Proxy Statement/Prospectus and any other relevant documents to be filed with the SEC because they contain important information. Investors may obtain these documents free of charge at the SEC’s website, www.sec.gov, or by contacting Sandy Spring Bancorp, Inc., 17801 Georgia Avenue, Olney, Maryland 20832, (301) 774-6400.

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Notice of Guaranteed Delivery
of
Shares of Common Stock
of

POTOMAC BANK OF VIRGINIA
Pursuant to the Election Form/Letter of Transmittal
(If applicable—See Instruction 5 of the Instruction Booklet)

This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by shareholders of Potomac Bank of Virginia (“Potomac”) to guarantee delivery of shares of Potomac common stock if certificates for shares of Potomac common stock are not immediately available and time will not permit your stock certificates and other required documents to be delivered to the Exchange Agent, American Stock Transfer & Trust Company, on or before 5:00 p.m., Eastern time, on February 1, 2007 (the “Election Deadline”).

This Notice of Guaranteed Delivery, properly completed and duly executed, may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent.

By Hand or Courier:	By Mail:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	American Stock Transfer & Trust Company Attn: Reorganization Department P.O. Box 2042 New York, NY 10272-2042

By Facsimile Transmission:
(For Eligible Institutions Only)
(718) 234-5001

To Confirm Facsimile Only:
(718) 921-8317

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON AN ELECTION FORM/LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN “ELIGIBLE INSTITUTION” UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE ELECTION FORM/LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

The undersigned hereby surrenders to the Exchange Agent, upon the terms and subject to the conditions set forth in the Election Form/Letter of Transmittal and related instructions, receipt of which is hereby acknowledged, the number of shares of Potomac common stock specified below pursuant to the guaranteed delivery procedure set forth below.

Certificate Number(s) (if available):

Number of shares:

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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PLEASE SIGN AND COMPLETE

X

X

	Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:

Must be signed by the owners(s) of the shares of Potomac common stock as their name(s) appear(s) on certificates for shares of Potomac common stock, or by person(s) authorized to become registered owner(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Exchange Agent, provide proper evidence satisfactory to the Exchange Agent of such person’s authority to so act.

Please print name(s) and address(es)

Name(s):

Capacity:

Address(es):

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GUARANTEE OF DELIVERY (Not to be used for signature guarantees)

The undersigned, a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an “eligible guarantor institution” (each of the foregoing being referred to as an “Eligible Institution”), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the shares surrendered hereby, in proper form for transfer, together with one or more properly completed and duly executed Election Form/Letter of Transmittal (or facsimile thereof) and any other required documents within three NASDAQ trading days after the date of execution of this Notice of Guaranteed Delivery.

The undersigned acknowledges that it must deliver the Election Form/Letter of Transmittal (or facsimile thereof) and the certificates representing shares of Potomac common stock surrendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm		Authorized Signature

Name:
Address		(Please Print)

Title:
(Include Zip Code)

Area Code and Telephone Number:	Date:

NOTE: DO NOT SEND STOCK CERTIFICATES FOR SHARES OF POTOMAC COMMON STOCK WITH THIS FORM. STOCK CERTIFICATES FOR SHARES OF POTOMAC COMMON STOCK SHOULD BE SENT ONLY WITH YOUR ELECTION FORM/LETTER OF TRANSMITTAL.

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POTOMAC BANK OF VIRGINIA
INSTRUCTION BOOKLET

Pursuant, to the Agreement and Plan of Merger, dated as of October 10, 2006 (the “Merger Agreement”), by and among Sandy Spring Bancorp, Inc. (“Bancorp”) Sandy Spring Bank (“SSB”), a wholly-owned subsidiary of Bancorp, and Potomac Bank of Virginia (“Potomac”), you are entitled to elect, on the terms and subject to the conditions provided for in the Merger Agreement, to have some or all of your shares of Potomac common stock converted into the right to receive cash rather than shares of Bancorp common stock upon consummation of the merger of Potomac and SSB. All elections are subject to the proration procedures described in the Merger Agreement and the related proxy statement/prospectus. You should carefully read the proxy statement/prospectus and the Merger Agreement provided to you under separate cover for a complete explanation of the proration and other terms of the cash election.

Please note the following:

•
You should complete the Election Form and Letter of Transmittal ONLY if you hold shares in registered form. If any of your shares are held in unregistered form or “street name” by a broker, bank or other nominee, please contact your broker, bank or other nominee for instructions on how to make an election for those shares.

•
If you elect to receive stock, upon consummation of the merger and subject to proration, you will receive 0.6143 of a share of Bancorp common stock for each share of Potomac common stock with respect to which you make a valid stock election, plus cash in lieu of any fractional share.

•
If you elect to receive cash, upon consummation of the merger and subject to proration, you will receive $21.75 in cash for each share of Potomac common stock with respect to which you make a valid cash election.

•
If you do not make a valid election, upon consummation of the merger, you will receive either $21.75 in cash or 0.6143 of a share of Bancorp common stock and cash in lieu of any fractional share, for each share of Potomac common stock you hold. The form of consideration you receive will be determined in accordance with the Merger Agreement.

•	In no event will any interest be paid on amounts payable under the Merger Agreement. You may revoke your election at any time prior to the Election Deadline, as described below.

•
The deadline for making an election is 5:00 p.m., EDT, on February 1, 2007 (the “Election Deadline”). For an election to be valid, a properly completed Election Form and Letter of Transmittal and the related stock certificates representing your shares of Potomac common stock must be received by the exchange agent, American Stock Transfer & Trust Company, prior to the Election Deadline. If you do not submit a valid Election Form and Letter of Transmittal along with your stock certificates prior to the Election Deadline, you will be deemed to have made a “non-election” with respect to your shares of Potomac common stock, and those shares of Potomac common stock will be converted into the right to receive either cash or shares of Bancorp common stock, in accordance with the provisions of the Merger Agreement.

•
You are not guaranteed to receive your election preferences, and therefore, you may receive stock consideration or cash consideration in amounts that are different from what you have elected to receive. The Merger Agreement provides that the form of merger consideration you actually receive may differ from the form of consideration you elect to receive because of the proration provisions contained in the Merger Agreement. Please refer to the instructions below and the proxy statement/prospectus for more information about proration.

•
Generally, the receipt of cash in connection with the merger will be treated as a taxable transaction for U.S. federal income tax purposes. You should refer to the discussion under “The Merger Agreement—Material United States Federal Income Tax Consequences” in the proxy statement/prospectus. Because individual circumstances may differ, you should consult your tax advisor to determine the tax effects of the merger, including the application and effect of foreign, federal, state, local or other tax laws.

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•
Completing the Election Form and Letter of Transmittal is not a vote regarding the merger. Please use the proxy card and related instructions delivered under separate cover with the proxy statement/prospectus to vote on the merger. You are not required to vote in favor of the merger in order to make an election.

•
All Election Forms and Letters of Transmittal will be void and of no effect, and any surrendered shares will be returned to you (at no cost to you), if the Merger Agreement is terminated and the merger is not consummated for any reason.

•
If you have demanded appraisal of your shares of Potomac common stock under Virginia law, you are not entitled to make an election with respect to such shares. If you have demanded appraisal and fail to perfect or withdraw or otherwise lose rights to appraisal under Virginia law, your shares will be deemed to be cash election shares.

The options for electing consideration in the merger are:

1.
All stock election. You may select this option, indicating that you want to receive Bancorp common stock in exchange for ALL of your shares of Potomac common stock, plus cash in lieu of any fractional share and subject to the proration provisions of the Merger Agreement.

2.
All cash election. You may select this option, indicating that you want to receive cash in exchange for ALL of your shares of Potomac common stock, subject to the proration provisions of the Merger Agreement.

3.
Combination of cash and stock election. You may select this option, indicating that you want to receive Bancorp common stock, plus cash in lieu of any fractional shares in exchange for a portion of your shares of Potomac common stock and cash in exchange for another portion of your shares of Potomac common stock, in each case, subject to the proration provisions of the Merger Agreement.

4.
Make no election. If you do not want to make an election of the form of merger consideration you want to receive in exchange for your shares of Potomac common stock, you should not complete and return the Election Form and Letter of Transmittal and you will automatically be deemed to have made a “non-election”. Non-elections are subject to the proration provisions of the Merger Agreement. You will be mailed another Letter of Transmittal and instructions promptly after consummation of the merger.

Instructions for Completing the Election Form and Letter of Transmittal and Substitute Form W-9 are contained in the following pages.

If you have any questions about the Election Form and Letter of Transmittal, please call DF King & Co, Inc., at (888) 869-7406. Please do not contact American Stock Transfer & Trust Company, Potomac or Bancorp with questions about elections.

This communication is not a solicitation of a proxy from any Potomac shareholder. Bancorp has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 and Potomac has filed with the SEC a proxy statement, each of which contains the proxy statement/prospectus that was mailed to Potomac shareholders on or about December 29, 2006. Bancorp and Potomac may file other relevant documents concerning the merger with the SEC. SHAREHOLDERS OF POTOMAC ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Shareholders may obtain documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Documents filed with the SEC by Bancorp may also be obtained without charge from Bancorp on the Internet at www.sandyspringbank.com, under the “Investor Relations” section, or by contacting Sandy Spring Bancorp, Attn: Ronald E., Kuykendall at 17801 Georgia Avenue, Olney, Maryland 20832 or by telephone at (301) 774-6400.

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INSTRUCTIONS FOR COMPLETING THE ELECTION FORM
AND LETTER OF TRANSMITTAL

These instructions are for the accompanying Election Form and Letter of Transmittal for the shareholders of Potomac. You should complete the Election Form and Letter of Transmittal and return the stock certificates for which you have made an election ONLY if you hold shares in registered form and want to elect the form of merger consideration that you will receive in exchange for some or all of your shares of Potomac common stock. If you do not want to make an election for some or all of your shares of Potomac common stock, do NOT complete the Election Form and Letter of Transmittal and do NOT return your stock certificates. Do NOT complete the Election Form and Letter of Transmittal if you hold your shares in unregistered form. If you want to make a cash election but hold shares in unregistered form or “street name”, please contact your broker, bank or other nominee for more information and instructions on how to make an election.

You are not guaranteed to receive only the form of merger consideration that you elect if you make an election. All elections and non-elections are subject to the terms of the Merger Agreement provided to shareholders as part of the proxy statement/prospectus, dated December 26, 2006. The Merger Agreement provides that the form of merger consideration actually received by you may differ from the form of consideration that you elect to receive because of the proration provisions contained in the Merger Agreement. Please refer to the instructions below and the proxy statement/prospectus for more information about, proration.

The Election Deadline is 5:00 p.m., EDT on February 1, 2007. If the exchange agent, American Stock Transfer & Trust Company, does not receive a valid Election Form and Letter of Transmittal at its designated office by the Election Deadline, you will be deemed to have made a “non-election” and your shares of Potomac common stock will be converted into cash and/or the right to receive shares of Bancorp common stock, subject to the proration provisions of the Merger Agreement.

1.     ACCOUNT INFORMATION

Page 1 of the Election Form and Letter of Transmittal shows the registration of your account and the number and type of shares owned by you as reflected on the records of Potomac at the time of mailing these instructions.

Please mark through any incorrect address information that is printed in this area, on the Election Form and Letter of Transmittal. Clearly print the correct address in the space beside the printed information.

Do NOT complete the Election Form and Letter of Transmittal if you hold your shares in unregistered form. IF you want to make a cash election but hold shares in unregistered form or “street name”, please contact your broker, bank or other nominee for more information and instructions on how to make an election. These shares may be eligible for book-entry transfer from your broker, bank or other nominee to the account of the exchange agent.

2.     ELECTION OPTIONS

The terms of the Merger Agreement allow you to elect to receive cash or Bancorp common stock in exchange for some or all of your shares of Potomac common stock, subject to the proration provisions of the Merger Agreement as described in the proxy statement/prospectus.

Select from the following options:

1.
All Stock Election. You may select this option, indicating that you want to exchange all shares of Potomac common stock for shares of Bancorp common stock (0.6143 of a share of Bancorp common stock for each share of Potomac common stock), plus cash in lieu of any fractional share and subject to the proration provisions of the Merger Agreement.

2.
All Cash Election. You may select this option, indicating that you want to exchange all shares of Potomac common stock for cash ($21.75 per share), without interest and subject to the proration provisions of the Merger Agreement.

3.
Combination of stock and cash election. You may select this option, indicating that you want to receive Bancorp common stock (0.6143 of a share of Bancorp common stock for each share of Potomac common stock), plus cash in lieu of any fractional shares in exchange for a portion of your shares of Potomac common

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stock and $21.75 in cash, without interest, in exchange for another portion of your shares of Potomac common stock, subject to the proration provisions of the Merger Agreement. If you select this option, you must indicate in the space provided on the Election Form and Letter of Transmittal the number of shares of Potomac common stock in exchange for which you are electing to receive Bancorp common stock and the number of shares of Potomac common stock in exchange for which you are electing to receive cash. If you select this option but you do not indicate the number of shares of Potomac common stock in exchange for which you are electing to receive Bancorp common stock or cash, we will assume you want to exchange an approximately equal number of your shares for Bancorp common stock and for cash.

4.
Make no election. If you do not want to make an election of the form of merger consideration you want to receive in exchange for your shares of Potomac common stock, you should not complete and return the Election Form and Letter of Transmittal and you will automatically be deemed to have made a “non-election” as described above. Non-elections are subject to the proration provisions of the Merger Agreement. You will be mailed another Letter of Transmittal and instructions on how to submit your shares promptly after consummation of the merger.

You are not guaranteed to receive your election choice. Bancorp will pay cash for 50% of the Potomac common stock outstanding at the effective time of the merger and issue shares of Bancorp common stock for the remaining Potomac common stock outstanding at the effective time of the merger. If the number of Potomac shares for which an election to receive cash is made is higher than 50% of the outstanding shares of Potomac common stock, a pro rata portion of those shares will be converted into the right to receive Bancorp common stock in order to provide for a 50% cash/50% stock allocation. If the number of Potomac shares for which an election to receive cash is made is lower than 50% of the outstanding shares of Potomac common stock, a pro rata portion of the shares for which no election to receive cash is made will be converted into the right to receive cash in order to provide for a 50% cash/50% stock allocation. Because of this proration, you cannot be certain of receiving the form of consideration that you desire with respect to all of your shares of Potomac common stock. For more information about the election procedures and proration of shares, please refer to the Merger Agreement and the proxy statement/prospectus.

If you want to make an election of the form of merger consideration you will receive in exchange for any of your shares of Potomac common stock, your stock certificates representing the shares for which you are making an election must be returned with the completed and executed Election Form and Letter of Transmittal.

Do NOT complete the Election Form and Letter of Transmittal if you hold your shares in unregistered form. If you want to make an election but hold shares in unregistered form or “street name”, please contact your broker, bank or other nominee for more information and instructions on how to make an election. These shares may be eligible for book-entry transfer from your broker, bank or other nominee to the account of the exchange agent.

If you are mailing your stock certificates, we recommend that you make copies of your stock certificates and completed Election Form and Letter of Transmittal, We also recommend sending the items by registered mail, return receipt requested, and insured for at least 2.0% of the market value ($20 minimum). This is the amount that it commonly costs to replace a lost certificate. Please do not return any documents to Potomac or Bancorp.

3.     REQUIRED SIGNATURES

Signatures

The signature (or signatures, in the case of certificates owned by two or more holders) on the Election Form and Letter of Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s). If the shares of Potomac common stock described on the Election Form and Letter of Transmittal have been assigned by the registered holder(s), the Election Form and Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfer attached to or endorsed on the certificate(s).

If the Election Form and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless he or she is the registered holder, must give such person’s full title in such capacity, and appropriate evidence

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of authority to act in such capacity must be forwarded to the exchange agent with the Election Form and Letter of Transmittal.

Signature Guarantee. If the Election Form and Letter of Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered holder(s) in the name(s) that appear on the certificate(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on the Election Form and Letter of Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. The signature of a Notary Public is not acceptable for this purpose.

4.     SPECIAL PAYMENT, SPECIAL DELIVERY INSTRUCTIONS AND GUARANTEED DELIVERY

Special Payment

If you want your check made payable to a name or names different from the name(s) printed on the Election Form and Letter of Transmittal, please follow the instructions below.

First, print the name(s) and address of the person(s) receiving the check in the space provided under Special Payment Instructions. Then, refer to the procedures described below for the requirements needed to make some of the most frequently requested types of registration changes. Any additional documents required below must accompany your share certificate(s) and your Election Form and Letter of Transmittal.

Name change due to marriage or transfer of ownership to another individual:

(a)
If there has been a name change due to marriage, sign the Election Form and Letter of Transmittal as the name appears on the face of the certificate, write “Now Known As” and then sign with the new name.

Obtain a signature guarantee for the shareholder whose name is printed on the Election Form and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. The signature of a Notary Public is not acceptable for this purpose.

(b)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9, Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

The shareholder whose name is printed on the Election Form and Letter of Transmitted is deceased. You are the executor or administrator of the estate:

(a)	Provide a copy of the court qualification appointing the legal representative (dated within 60 days).

Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. The signature of a Notary Public is not acceptable for this purpose.

(b)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

The account is a joint account and one of the accountholders is deceased You are transferring shares to the survivor only:

(a)	Provide a copy of the death certificate.

(b)	Survivor’s signature (signature guarantee is not necessary in this case).

(c)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new

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account. The individual whose TIN or SSN is being used must sign a Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

The account is a joint account and one of the accountholders is deceased. You are transferring shares to the survivor and adding a name:

(a)	Provide a copy of the death certificate.

(b)
The survivor must obtain a signature guarantee. The signature must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. The signature of a Notary Public is not acceptable for this purpose.

(c)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign a Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

The account is a custodial account and the former minor has reached the age of majority:

(a)	Provide a copy of the birth certificate of the former minor.

(b)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign a Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

You want to have the account registered in the name of a trust:

(a)
Obtain a signature guarantee for the shareholder whose name is printed on the Election Form and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. The signature of a Notary Public is not acceptable for this purpose.

(b)	Provide the name of the trust, date of the trust and trustees.

(c)
Complete the Substitute Form W-9 on the Election Form and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign a Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines for more detailed information.

Special Delivery

Complete this box if you want your check to be delivered to an address other than the one printed in Page 1 on the Election Form and Letter of Transmittal. Your address of record will not be affected by completing this section.

5.     GUARANTEED DELIVERY PROCEDURE

In order for an election to receive shares of Bancorp common stock or cash to be effective, the Exchange Agent must receive a properly completed Election Form/Letter of Transmittal, accompanied by stock certificates representing shares of Potomac common stock currently held by you (or a proper Notice of Guaranteed Delivery, as described below), no later than the Election Deadline. Persons whose share certificates are not immediately available also may make an election to receive shares of Bancorp common stock or cash by completing the Election Form/ Letter of Transmittal and submitting it to the Exchange Agent by the Election Deadline, and by having the enclosed Notice of Guaranteed Delivery properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the stock certificates, the delivery of which is hereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., Eastern time, on the third NASDAQ trading day after the date of execution of the Notice of Guaranteed Delivery (the “Guaranteed Delivery Deadline”).

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If the Exchange Agent does not receive a properly completed Election Form/Letter of Transmittal accompanied by all stock certificates by the Election Deadline (unless an Election Form/Letter of Transmittal and a Notice of Guaranteed Delivery have been properly completed and delivered by the Election Deadline and the certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be deemed to have made a non-election and you will not have the opportunity to specify the type of merger consideration you wish to receive. If you are deemed to have made a non-election, following the completion of the merger, you will receive a separate letter of transmittal and instructions as to how to surrender your shares of Potomac common stock in order to receive the merger consideration non-electing shareholders are entitled to receive.

6.     SUBSTITUTE FORM W-9

Regardless of whether you have previously furnished a Taxpayer Identification Number (TIN), Social Security Number (SSN) or the certification on Form W-9 with respect to dividend payments, you must again furnish this number on the Substitute Form W-9. Please refer to the accompanying Substitute Form W-9 Guidelines at the end of this booklet for further information.

7.     CHANGE OR REVOCATION OF ELECTION

Any election may be revoked by notification in writing received by the exchange agent by the person submitting the Election Form and Letter of Transmittal at any time prior to the Election Deadline. In the event of a revocation of an election, a revoking holder will be deemed to have made a “non-election” with respect to the shares for which the revocation is made and the certificates submitted with respect to the revoked election will be returned to you (at no cost to you). The exchange agent will have reasonable discretion to determine whether any election or revocation has been properly or timely made and to disregard immaterial defects in the Election Form and Letter of Transmittal, and any good faith decisions of the exchange agent regarding these matters will be binding and conclusive. Neither Bancorp nor the exchange agent will be under any obligation to notify any person of any defects in an Election Form and Letter of Transmittal.

After the Election Deadline, a holder of Potomac common shares may not change his or her election and may not withdraw his or her certificate(s).

8.     NULLIFICATION OF ELECTION UPON TERMINATION OF THE MERGER AGREEMENT

All Election Forms and Letters of Transmittal will be void and of no effect, and any surrendered shares will be returned to you (at no cost to you), if the Merger Agreement is terminated and the merger is not consummated for any reason.

9.     SURRENDER OF CERTIFICATES AND EXCHANGE OF SHARES

If you hold shares in registered form and want to elect the form of merger consideration that you will receive in exchange for any of your shares of Potomac common stock, stock certificates representing all shares with respect to which you are making an election must be returned with the completed and executed Election Form and Letter of Transmittal. Your certificate(s) may be surrendered by a firm acting as your agent if such firm is a member of a registered national securities exchange or of The National Association of Securities Dealers, Inc. or is a commercial bank or trust company in the United States.

If you make an election for a portion but less than all of your shares of Potomac common stock, any stock certificate(s) you deliver with this Election Form and Letter of Transmittal will be retained by the exchange agent as provided herein and will be exchanged for the appropriate merger consideration upon the consummation of the merger as provided in the merger agreement. Accordingly, if you deliver stock certificate(s) that represent, non-election shares as well as cash election shares and stock election shares, such non-election shares will, without any further action on your part, be exchanged for the merger consideration allocated to non-election shares as provided in the Merger Agreement. In the event you hold additional stock certificate(s) relating to non-election shares that are not delivered as provided in this Election Form and Letter of Transmittal, after the consummation of the merger the exchange agent will send to you a separate letter of transmittal that you can use to deliver your shares and receive the merger consideration. If you deliver separate letters of transmittal, any cash in lieu of fractional shares of Bancorp common stock that would otherwise be issuable to you as part of the merger consideration will be

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calculated separately for each letter of transmittal. Please contact the exchange agent at (877) 248-6417 if you have any questions about the receipt of cash in lieu of fractional shares.

If you are mailing your stock certificates, we recommend that you make copies of your stock certificates and completed Election Form and Letter of Transmittal. We also recommend sending the items by registered mail, return receipt requested, and insured for at least 2.0% of the market value ($20 minimum). This is the amount that it commonly costs to replace a lost certificate. Please do not return any documents to Potomac or Bancorp.

Soon after the completion of the merger, the exchange agent will send a Letter of Transmittal to each person who was a Potomac shareholder of record at the effective time of the merger and who has not previously submitted his or her Potomac stock certificate(s). These additional materials will instruct shareholders who did not make an election on how to exchange their shares for consideration to be provided in the merger.

IF YOU ARE MAKING AN ELECTION, BEFORE YOU MAIL OR DELIVER YOUR ELECTION FORM AND LETTER OF TRANSMITTAL, PLEASE BE SURE TO:

1)     Complete the entire Election Form and Letter of Transmittal.

2)     Verify the election you have chosen.

3)     Sign and date the Election Form and Letter of Transmittal.

4)     Print your SSN or TIN on the Election Form and Letter of Transmittal and sign the Substitute Form W-9.

5)     Include any information required by item 4 of the Election Form and Letter of Transmittal, including a Signature Guarantee, if applicable.

6)     Make copies of your stock certificates and completed Election Form and Letter of Transmittal. You should not endorse the reverse of your certificates.

7)     Use the return envelope provided for submitting the Election Form and Letter of Transmittal and your share certificates representing the shares of Potomac common stock in exchange for which you have elected to receive cash. We recommend sending the items by registered mail, return receipt requested and insured for at least 2.0% of the market value ($20 minimum).

IF YOU HAVE ADDITIONAL QUESTIONS OR REQUIRE FURTHER ASSISTANCE, PLEASE CONTACT THE INFORMATION AGENT:

D.F. King & Co., Inc.
48 Wall Street
22nd Floor
New York, New York 10005
(888) 869-7406

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GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of —

1.	An individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)

4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor (1)

6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person (3)

7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee (1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

8.	Sole proprietorship or single-member limited liability company (“LLC”) that is disregarded as separate from its member	The owner (4)

9.	A valid trust, estate or pension trust	The legal entity (5)

10.	Corporation or LLC electing corporate status on IRS Form 8832	The corporation or LLC

11.	Religious, charitable, or educational organization	The organization

12.	Partnership or multiple member LLC	The partnership or LLC

13.	Association, club, or other tax-exempt organization	The organization

14.	A broker or registered nominee	The broker or nominee

15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)
List first and circle the name of the legal entity, either a trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. In this case, check the box marked “Awaiting TIN” in Part 3, sign and date the “Certificate of Awaiting Taxpayer Identification Number,” and return the form to the payer. If you do not timely provide a taxpayer identification number, a portion of all reportable payments made to you will be withheld.

Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or a non-exempt trust described in a Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. If you are a foreign person, you must submit an appropriate IRS Form W-8BEN signed under penalty of perjury attesting to foreign status.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.